                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-30575, 33-3036 and 333-26049) of Corning Incorporated of our report dated April 20, 2001 relating to the financial statements of The Corning Incorporated Investment Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Syracuse, New York
June 25, 2001